Exhibit 10.32
                                    AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                            1989 STOCK OPTION PLAN OF
                               GALEY & LORD, INC.


                  AMENDMENT (this "Amendment") to Amended and Restated 1989 Stock Option Plan of Galey & Lord, Inc., as amended (the "Plan). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Plan.

                 WHEREAS, the Board of Directors of Galey & Lord, Inc., a Delaware Corporation (the "Corporation"), previously adopted the Plan which was approved by the stockholders of the Corporation;

                 WHEREAS, the Board of Directors of the Corporation adopted an amendment to the Plan, subject to the approval of the stockholders of the Corporation;

                 WHEREAS,  the  stockholders  of the  Corporation  approved  the
amendment  to  the  Plan  set  forth   hereinbelow  at  the  Annual  Meeting  of
Stockholders of the Corporation held on February 7, 1995; and

                 WHEREAS, all terms and conditions of the Plan, other than as specifically amended as set forth in this Amendment, shall remain in full force and effect.

                 NOW THEREFORE, the Plan has been amended as follows:


 1. Section 5 of the Plan was amended by inserting the following sentence immediately after the second sentence thereof:

                  "No Optionee who is an executive officer of the Corporation shall, during any period of three fiscal years of the Corporation, be granted Options to purchase more than an aggregate of 400,000 Shares."

                  IN WITNESS WHEREOF, the Secretary of the Corporation has executed this Amendment and certifies that the amendment to the Plan set forth above accurately reflects the amendment to the Plan adopted by the Board of Directors of the Corporation and approved by the stockholders of the Corporation.


                                       /s/ Michael R. Harmon

                                       Michael R. Harmon, Secretary